Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Interdyne Company (the "Company") on Form 10-KSB for the fiscal year ending June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

September 10, 2007

                                             By: /s/ Sun Tze Whang
                                                     Sun Tze Whang
                                                     Chief Executive Officer

September 10, 2007

                                             By: /s/ Kit H. Tan
                                                     Kit H. Tan
                                                     Chief Financial Officer

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